Significant Accounting Judgements, Estimates and Assumptions	12 Months Ended
Dec. 31, 2020
Disclosure of accounting judgements and estimates [text block] [Abstract]
Significant accounting judgements, estimates and assumptions
3.	Significant accounting judgements, estimates and assumptions

The preparation of the Group’s consolidated financial statements requires management to make judgements, estimates and assumptions that affect the reported amounts of revenue, expenses, assets and liabilities, income taxes and the accompanying disclosures. Uncertainty about these assumptions and estimates could result in outcomes that require a material adjustment to the carrying amount of the asset or liability affected in future periods.

Key sources of estimation uncertainty - Valuation of derivatives and intangible assets

Valuation of derivatives

The valuation of the Group’s derivative financial instruments requires the use of option pricing models or other valuation techniques. Measurement of warrants with exercise prices denominated in US dollars that are not tradeable is based on current market prices, adjusted by an illiquidity factor. Significant assumptions related to derivatives are disclosed in note 15.

Intangible assets

At December 31, 2020, the Group is carrying intangible assets at an amount of €2.2 million (2019: €Nil). In accordance with IAS 36, Impairment of Assets, the directors assess the recoverability of Intellectual Property of €1.9 million and Product development costs of €0.3 million (2019: €Nil) annually as they are intangible assets with indefinite useful lives. The directors have prepared a discounted cash flow analysis to support their carrying value at December 31, 2020. These projections have been discounted based on the estimated discount rate applicable to the asset of 7% for 2020 (2019: €0). The directors concluded that future cash flows exceed the carrying amount of intangible assets at December 31, 2020 and therefore there is no impairment.